                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    KNOWN ALL PERSONS BY THESE PRESENTS, that each of the undersigned Directors of Aluminum Company of America (the "Company") hereby constitutes and appoints RICHARD B. KELSON, EARNEST J. EDWARDS and DENIS A. DEMBLOWSKI, or any of them, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof in connection with the registration under said Act of debt securities of the Company exchangeable for the $200,000,000 6-1/8% Bonds Due 2005 and the $250,000,000 6-1/2% Bonds Due 2018 of the Company, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each of the undersigned Directors of the Company in the capacity of Director thereof to any registration statement to be filed with the Securities and Exchange Commission in respect of said securities, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statement, and to any instruments or documents filed as part of or in connection with any such registration statement or pre-effective amendments or post-effective amendments or supplements thereto; and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned have subscribed these presents on the date set opposite the names below.

/s/  Kenneth W. Dam
--------------------------
Kenneth W. Dam               July 10, 1998


/s/ Joseph T. Gorman
--------------------------
Joseph T. Gorman             July 10, 1998


/s/ Judith M. Gueron
--------------------------
Judith M. Gueron             July 10, 1998


/s/ Sir Ronald Hampel
--------------------------
Sir Ronald Hampel            July 10, 1998


/s/ Hugh M. Morgan
--------------------------
Hugh M. Morgan               July 10, 1998


/s/ John P. Mulroney
--------------------------
John P. Mulroney             July 10, 1998

/s/ Henry B. Schacht
--------------------------
Henry B. Schacht             July 10, 1998


/s/ Franklin A. Thomas
--------------------------
Franklin A. Thomas           July 10, 1998


/s/ Marina v.N. Whitman
--------------------------
Marina v.N. Whitman          July 10, 1998

                               POWER OF ATTORNEY


    KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned Executive Vice President and Chief Financial Officer of Aluminum Company of America (the "Company") hereby constitutes and appoints ROBERT G. WENNEMER, EARNEST J. EDWARDS and DENIS A. DEMBLOWSKI, or any of them, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of debt securities of the Company exchangeable for the $200,000,000 6-1/8% Bonds Due 2005 and the $250,000,000 6-1/2% Bonds Due 2018 of the Company, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned Executive Vice President and Chief Financial Officer of the Company in the capacity of Principal Financial Officer thereof to any registration statement to be filed with the Securities and Exchange Commission in respect of said securities, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statement, and to any instruments or documents filed as part of or in connection with any such registration statement or pre-effective amendments or post-effective amendments or supplements thereto; and the undersigned hereby ratifies and confirms all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned have subscribed these presents on the date set opposite the name below.


/s/ Richard B. Kelson
------------------------------------
Richard B. Kelson                          July 10, 1998
Executive Vice President and
Chief Financial Officer

                               POWER OF ATTORNEY


    KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned Senior Vice President and Controller of Aluminum Company of America (the "Company") hereby constitutes and appoints RICHARD B. KELSON, ROBERT G. WENNEMER and DENIS A. DEMBLOWSKI, or any of them, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of debt securities of the Company exchangeable for the $200,000,000 6-1/8% Bonds Due 2005 and the $250,000,000 6-1/2% Bonds Due 2018 of
the Company, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned Senior Vice President and Controller of the Company in the capacity of Principal Accounting Officer thereof to any registration statement to be filed with the Securities and Exchange Commission in respect of said securities, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statement, and to any instruments or documents filed as part of or in connection with any such registration statement or pre-effective amendments or post-effective amendments or supplements thereto; and the undersigned hereby ratifies and confirms all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned have subscribed these presents on the date set opposite the name below.


/s/ Earnest J. Edwards
-----------------------------------
Earnest J. Edwards                         July 10, 1998
Senior Vice President and Controller

                               POWER OF ATTORNEY


    KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned Chairman of the Board and Chief Executive Officer of Aluminum Company of America (the "Company") hereby constitutes and appoints RICHARD B. KELSON, EARNEST J. EDWARDS and DENIS
A. DEMBLOWSKI, or any of them, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of debt securities of the Company exchangeable for the $200,000,000 6-1/8% Bonds Due 2005 and the $250,000,000 6-1/2% Bonds Due 2018 of
the Company, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned Chairman of the Board and Principal Executive Officer and/or Director thereof to any registration statement to be filed with the Securities and Exchange Commission in respect of said securities, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statement, and to any instruments or documents filed as part of or in connection with any such registration statement or pre-effective amendments or post-effective amendments or supplements thereto; and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned have subscribed these presents on the date set opposite the name below.


/s/ Paul H. O'Neill
-----------------------------------
Paul H. O'Neill                            July 10, 1998
Chairman of the Board and
Chief Executive Officer